UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
October 4, 2022
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

ROPER TECHNOLOGIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware
(STATE OR OTHER JURISDICTION OF INCORPORATION)

1-12273		51-0263969

(COMMISSION FILE NUMBER)		(IRS EMPLOYER IDENTIFICATION NO.)

6901 Professional Parkway, Suite 200
Sarasota,	Florida	34240

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(941) 556-2601
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, $0.01 Par Value	ROP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 4, 2022, Roper Technologies, Inc. (the “Company”) completed its previously announced acquisition (the “Frontline Acquisition”) of Frontline Technologies Parent, LLC, a Delaware limited liability company and the parent company of Frontline Technologies (“Frontline Technologies”), pursuant to an Equity Purchase and Merger Agreement dated as of August 30, 2022 (as amended from time to time, the “Merger Agreement”) with Roper T2 LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the “Purchaser”), Roper Operations Company II LLC, a Delaware limited liability company and wholly owned subsidiary of the Company (the “Blocker Purchaser”), Project Franklin Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of the Purchaser (“Merger Sub”), Frontline Technologies, Frontline Technologies Blocker Manager, LLC, a Delaware limited liability company, Thoma Bravo Fund XII-A, L.P. a Delaware limited partnership, Insight Partners Continuation Fund, L.P., a Cayman Islands exempted limited partnership, Insight Partners Continuation Fund (Cayman), L.P., a Cayman Islands exempted limited partnership, Ares Capital Corporation, a Maryland corporation, Alpine VI-A, LP, a Delaware limited partnership (collectively, the “Blocker Sellers”), and Thoma Bravo, L.P., a Delaware limited partnership, as representative of the unitholders of Frontline Technologies.

The Frontline Acquisition was effected by the Blocker Purchaser acquiring the equity of the Blocker Sellers and certain units of Frontline Technologies and the Merger Sub merging with and into Frontline Technologies, with Frontline Technologies continuing as the surviving company and as an indirect wholly owned subsidiary of the Company, in each case, as set forth in the Merger Agreement. The aggregate consideration paid by the Company on the Closing Date was approximately $3.738 billion in cash.

The foregoing description Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K dated August 30, 2022 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1
Equity Purchase and Merger Agreement by and among the Company, Roper T2 LLC, Project Franklin Merger Sub LLC, Frontline Technologies Parent LLC, Roper Operations Company II LLC, the Blocker Sellers and the Representative, dated as of August 30, 2022 (incorporated herein by reference to Exhibit 2.1 to the Roper Technologies, Inc. Current Report on Form 8-K filed August 30, 2022).*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain annexes and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Roper Technologies, Inc. will furnish the omitted annexes and schedules to the Securities and Exchange Commission upon request.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Roper Technologies, Inc.
(Registrant)

BY:	/S/ John K. Stipancich	Date:	October 4, 2022
John K. Stipancich, Executive Vice President, General Counsel and Corporate Secretary